UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Merchants Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

_____________________

Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc. (“Merchants”), a Delaware corporation, will be held in the Lakeside Hall of The ECHO Lake Aquarium and Science Center in Burlington, Vermont, on Thursday, May 15, 2014, at 10:00 a.m. for the following purposes:

1.

To elect three directors, each of whom will serve for a three-year term, all as more fully described in the proxy statement for the meeting;

2.

To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;

3.

To ratify the appointment of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2014; and

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

The close of business on March 17, 2014 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. You may vote if you were a shareholder of record as of the close of business on March 17, 2014.

Your vote is very important. If you do not plan to attend the meeting and vote your shares of common stock in person, we urge you to vote your shares as instructed in the proxy statement.

If your shares of common stock are held by a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee to have your shares of common stock voted.

Any proxy may be revoked at any time prior to its exercise at the annual meeting.

By order of the Board of Directors,

Raymond C. Pecor, Jr. Chairman of the Board of Directors	Michael R. Tuttle President and Chief Executive Officer

South Burlington, Vermont

April 1, 2014

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on May 15, 2014

This proxy statement and our annual report to security holders are available at www.mbvt.com on the

“Investor Relations” page under the “SEC Filings-Proxy Materials/Annual Reports” link.

MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

PROXY STATEMENT

_____________________

for the Annual Meeting of Shareholders

to be held on May 15, 2014

This Proxy Statement is furnished by the Board of Directors of MERCHANTS BANCSHARES, INC. (“Merchants”, “we”, “us”, “our” or “the company”) in connection with the solicitation of proxies to be used at the annual meeting of shareholders to be held on May 15, 2014, and at any adjournments of the meeting. Our Board of Directors has fixed March 17, 2014 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 17, 2014 will be entitled to vote at the annual meeting. On or about April 1, 2014, we began mailing to our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our annual report online, as well as instructions on how to vote. Also on or about April 1, 2014, we began mailing printed copies of these proxy materials to our shareholders.

Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder’s instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted: FOR the election of each director nominee; FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers; and FOR the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2014. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Revocability of Proxies

A proxy may be revoked at any time prior to its exercise by:

1.

submitting a written revocation to Margaret Bouffard, our Corporate Secretary, at our principal administrative office at 275 Kennedy Drive, South Burlington, Vermont 05403;

2.

submitting a new proxy after the time and date of the previously submitted proxy; or

3.

appearing in person at the annual meeting and voting by ballot.

Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to our shareholders at the annual meeting, whether or not that shareholder has previously given a proxy. The presence of a shareholder at the annual meeting (without further action) will not constitute revocation of a previously given proxy.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by us. In an effort to have as large a representation at the annual meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, telephone, e-mail or facsimile transmission by our directors, officers and other employees. We also may reimburse brokers, custodians, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of shares of our common stock.

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403, telephone: (802) 658-3400. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the above address and phone number.

Voting Securities

As of March 17, 2014, the record date for the annual meeting, there were 6,320,531 shares of common stock issued and outstanding, all of which are entitled to vote at the annual meeting. Fractional shares will not be entitled to vote. Our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

Each common shareholder is entitled to one vote on all matters properly brought before the annual meeting for each share held by that shareholder on March 17, 2014. The representation in person or by proxy of at least a majority of the shares of common stock entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Abstentions and “broker non-votes” (i.e. shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and with respect to one or more issues, the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

The affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the annual meeting is necessary for the election of directors. With regard to the election of directors, abstentions and broker non-votes will be excluded from the vote and have no effect on its outcome. The affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on those matters is required for approval of the other proposals described in this proxy statement. With regard to these proposals, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on its outcome.

ELECTION OF DIRECTORS

(Proposal Number 1)

Our Board of Directors currently consists of fourteen directors and is divided into three classes. Our charter and bylaws provide that the size of our Board of Directors shall be determined by the Board or shareholders at the annual meeting, but in no event shall be less than nine or more than twenty. Our Board of Directors has nominated Michael R. Tuttle, Michael G. Furlong and Lorilee A. Lawton for election to serve as Class III directors, each to serve for a three-year term until the annual meeting of shareholders to be held in 2017 and until his or her successor is duly elected and qualified. Mr. Furlong, Ms. Lawton and Mr. Tuttle are Class III directors whose terms expire at this year’s annual meeting.

Based on its review of the relationships between the directors and our company and our subsidiaries, our Board of Directors has affirmatively determined that, a majority of our directors are independent under the Nasdaq Listing Rules and in accordance with the Principles of Governance adopted by our Board of Directors.

Nominees for Directors of Merchants

The following table sets forth the names of the three nominees for election to our Board of Directors, their principal occupations, ages, independence status, as determined in accordance with the Nasdaq Listing Rules, and periods of service on our Board of Directors. Except as noted below, all of the nominees have been employed in their principal occupations for the last five years. Information regarding their ownership of shares of Merchants’ common stock as of March 17, 2014 may be found at “Security Ownership of Certain Beneficial Owners and Management” on page 33.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office to Expire

III	Michael R. Tuttle	59	President and CEO, Merchants and Merchants Bank	N	2007	2017

III	Michael G. Furlong	63	Attorney, Sheehey Furlong & Behm P.C.	Y	1991	2017

III	Lorilee A. Lawton	66	Owner & President, Firetech Sprinkler Corporation	Y	2003	2017

The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should be nominated to serve as a director of Merchants.

Michael R. Tuttle is President, Chief Executive Officer (“CEO”) and Director of Merchants Bancshares, Inc. and Merchants Bank. He served as Merchants Bank’s Executive Vice President and Chief Operating Officer from 1997 until his appointment as President, CEO and Director of Merchants Bank, effective January 1, 2006. Mr. Tuttle was appointed President, CEO and Director of Merchants Bancshares, Inc., effective January 1, 2007. He is the only director on the Board who is also an officer of Merchants. Mr. Tuttle serves on the board of the Flynn Center for the Performing Arts, where he is the Treasurer. He is a former director of Fairpoint Communications, Inc., a publicly traded company. Mr. Tuttle brings experience in business management, finance and accounting, industry knowledge, customer service, crisis response, leadership, strategic planning, as well as in-depth knowledge of credit and risk management to the Board.

Michael G. Furlong has served as a member of our Board and the board of Merchants Bank since 1991. Mr. Furlong has served as Chairman of Merchants Bank’s Board of Directors since 2001. He is a member of the Burlington, Vermont law firm of Sheehey Furlong & Behm P.C., and is a former President of the Chittenden County Bar Association. He is a director emeritus of Wake Robin Corporation and has served on the boards of several Vermont nonprofit organizations. Mr. Furlong is a graduate of Middlebury College and Cornell Law School. Mr. Furlong brings experience in business management, customer service, crisis response, leadership, credit and risk management to the Board.

Lorilee A. Lawton has been a member of our Board since 2003 and has served as a director of Merchants Bank since 1995. Ms. Lawton is the owner and President of Firetech Sprinkler Corporation, a contractor specializing in the design, fabrication and installation of fire sprinkler systems, located in Colchester, Vermont. She also serves as a director of Vermont Public Television. Ms. Lawton brings experience in business management, finance and accounting, customer service, crisis response, leadership, strategic planning and risk management to the Board.

If any nominee is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute, who would be designated by our Board of Directors, and would be elected to the same class as the nominee for whom he or she is substituted. Neither our bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by our Board of Directors.

Vote Required

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the three nominees described above.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the election of each of Michael R. Tuttle, Michael G. Furlong and Lorilee A. Lawton.

Continuing Directors

The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who, consequently will continue to serve as directors following the annual meeting. Except where otherwise noted below the table, all of the directors listed have been employed in their principal occupations for the last five years.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office Will Expire

I	Peter A. Bouyea	66	Retired	Y	1994	2015

I	Scott F. Boardman	54	President, Hickok & Boardman, Inc.	Y	2008	2015

I	Raymond C. Pecor III	44	President, Lake Champlain Transportation Company	Y	2012	2015

I	Janette K. Bombardier	55	Director of Site Operations and Senior Location Manager, IBM	Y	2013	2015

II	Raymond C. Pecor, Jr.	74	Chairman, Lake Champlain Transportation Company	Y	1983	2016

II	Patrick S. Robins	75	Executive Chairman, Symquest Group, Inc.	Y	1984	2016

II	Jeffrey L. Davis	61	President, J. L. Davis, Inc.	Y	1993	2016

II	Bruce M. Lisman	67	Private Investor	Y	2004	2016

II	Karen J. Danaher	58	Partner, Danaher Attig & Plante PLC	Y	2010	2016

The biographical descriptions below for each director who is not standing for election include the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director. The Board of Directors did not currently evaluate whether these directors should serve as directors, as the terms for which they have been previously elected continue beyond the annual meeting.

Peter A. Bouyea has served as a member of our Board since 1994, and has served as a director of Merchants Bank since 1993. Mr. Bouyea is retired from his previous role as President of Bouyea-Fassetts, Inc., a wholly-owned indirect subsidiary of Phillip Morris, Inc. Mr. Bouyea brings experience in business management, industry knowledge, customer service, leadership and risk management to the Board.

Scott F. Boardman was elected to our Board in 2008. He has been a member of the Board of Directors of Merchants Bank since 2004. Mr. Boardman is the President of Hickok & Boardman, Inc., a retail insurance agency in Burlington, Vermont. He serves on the boards of A.N. Deringer, Inc., the Lake Mansfield Trout Club, and PC Construction Company. Mr. Boardman is a former trustee of Trinity College in Burlington, Vermont, and is a former board member and past president of the Vermont Insurance Agents Association. He is also past president of the Vermont chapter of the Casualty & Property Insurance Underwriters Society. Mr. Boardman brings experience in business management, credit, risk management, customer service and leadership, as well as industry knowledge to the Board.

Raymond C. Pecor III was elected to our Board in 2012. He has served as a member of the board of directors of Merchants Bank since 2009. He is President of Lake Champlain Transportation Company in Burlington, Vermont, and serves on the board of the Champlain Valley Expo. Mr. Pecor III brings experience in business management, customer service, crisis response, leadership, credit and risk management to the Board.

Janette K. Bombardier was elected to our Board in 2013 and has served as a member of the board of Merchants Bank since February 2013. She is the IBM Microelectronics Director of Site Operations, Director of Photomask Development and Operations, and Senior Location Executive for the IBM Vermont facility. She is a licensed Professional Engineer in the State of Vermont. During her career with IBM she has held a variety of positions including construction management, manufacturing engineering, product development and quality, as well as positions in cost reduction and continuous improvement. Ms. Bombardier brings experience in business management, leadership, risk management and strategic planning to the Board.

Raymond C. Pecor, Jr. has served as a member of our Board of Directors since 1983 and has served as Chairman of our Board of Directors since 1996. He is the Chairman of Lake Champlain Transportation Company, and has entrepreneurial interests in other companies and developments, including the Vermont Lake Monsters and Lehigh Valley IronPigs professional baseball teams. He is also a trustee emeritus of the University of Vermont in Burlington, Vermont. Mr. Pecor, Jr. is the father of Raymond C. Pecor III, who is also a director of Merchants. Mr. Pecor, Jr. brings business and management experience, industry knowledge, customer-based experience, crisis and risk management experience, knowledge of credit and leadership experience to the Board.

Patrick S. Robins has served as a member of our Board since 1984, and has served as a director of Merchants Bank since 1974. He is Executive Chairman of Symquest Group, Inc., a company specializing in technology services for networking solutions and document output. Mr. Robins brings a finance background, business and management experience, industry knowledge, customer-based experience, leadership experience and knowledge of credit to the Board.

Jeffrey L. Davis has served as a member of our Board and the board of Merchants Bank since 1993. He is President of J. L. Davis, Inc., a construction and development firm, President of The Champlain Valley Exposition and President of Taft Corners Associates, a development firm. He is also a trustee emeritus of the University of Vermont in Burlington, Vermont, and a former president of the Vermont Special Olympics. Mr. Davis brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, crisis and risk management experience, leadership experience and strategic planning experience to the Board.

Bruce M. Lisman has served as a member of our Board and the board of Merchants Bank since 2004. He is a private investor, having retired as Chairman of JP Morgan Global Equity Division in February 2009. Mr. Lisman previously served as a Senior Managing Director of Bear Stearns Companies from 1984 to June 2008. In addition, he serves on the boards of National Life Group, American Forests, PC Construction and the National Gardening Association. He is a trustee emeritus of the University of Vermont, where he previously served as Chair. He has also served on the boards of Central Vermont Public Service, a public company; the Hewitt School, Pace University, HS Broadcasting, BRUT, Inc., and the Vermont Symphony Orchestra. Mr. Lisman brings accounting and finance experience, business management experience, industry knowledge, customer based experience, strategic planning experience, crisis and risk management experience and leadership experience to the Board.

Karen J. Danaher was elected to our Board of Directors in 2010 and has served as a director of Merchants Bank since 2008. She is a partner in Danaher Attig & Plante PLC, a public accounting firm located in South Burlington, Vermont. Ms. Danaher is a certified public accountant and brings accounting and finance experience, business management experience, industry knowledge, customer-based experience, crisis and risk management experience and leadership experience to the Board.

Board Leadership Structure

Raymond C. Pecor, Jr. has served as a member of our Board of Directors since 1983 and as Chairman of the Board since 1996. Mr. Tuttle has served as a member of our Board of Directors and as President and CEO of Merchants since January 1, 2007. As reflected in the Principles of Governance adopted by our Board of Directors, our Board encourages the separation of the oversight and supervisory function from the executive function. Thus, our Board believes that the Chairman should be an independent director and that the roles of Chairman and CEO should be separated.

The independent Chairman’s role is to lead the Board, including working with the CEO, to determine Board agenda items and foster contributions of other directors during the Board’s deliberations. Our Board of Directors encourages strong communication among all of our independent directors and the independent Chairman. Our Board of Directors also believes that it is able to effectively provide independent oversight of Merchants’ business and affairs, including risks facing Merchants, through the composition of our Board of Directors, the independent Chairman, the strong leadership of the independent directors and the independent committees of our Board of Directors, and other corporate governance structures and processes in place. Thirteen of the fourteen members of our Board of Directors are non-management directors, and all of these non-management directors are independent under the independence standards set forth in the Nasdaq Listing Rules. All of our directors are free to suggest the inclusion of items on the agenda for meetings of our Board of Directors or raise subjects that are not on the agenda for that meeting. In addition, our Board of Directors and each committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board of Directors holds executive sessions of non-management directors in order to promote discussion among the non-management directors and assure independent oversight of management. Moreover, our Audit Committee, our Nominating and Governance Committee, and our Compensation Committee, each of which are comprised entirely of independent directors, also perform oversight functions independent of management.

Risk Oversight

The Board of Directors plays an important role in our risk oversight, but the Board recognizes that it is not possible to identify all risks that may affect us and our subsidiaries or to develop processes and controls to eliminate or mitigate fully their occurrence or effects. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. The Board of Directors and its committees are also each directly responsible for consideration and oversight of risks relating to decisions within their respective areas of focus.

In particular, the Board of Directors administers its risk oversight function through: (1) the review and discussion of regular reports provided to the Board of Directors and its committees on topics relating to the risks that we face, including, among others, market risk, interest rate risk, credit risk, regulatory risk and various other matters relating to our business; (2) the required approval by the Board of Directors (or a committee thereof) of significant transactions and other decisions, including, among others, extensions of credit above a certain size, material contracts with vendors, investment decisions above a certain size and new hires and promotions to our executive officer positions; (3) the direct oversight of specific areas of our business by the Audit Committee, the Nominating and Governance Committee, the Compensation Committee, and the Shareholder Value Committee; and (4) regular reports from our internal and external auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. The Board of Directors also relies on management to bring significant matters impacting us to the Board’s attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is specifically responsible for reviewing and discussing with management and our external and internal auditors matters and activities relating to our financial reporting and internal controls, audit and loan review, regulatory compliance and risk management plans.

Other Information about the Board and its Committees

Attendance of Directors

In 2013, our Board of Directors met eight times. During 2013, our Audit Committee met six times; our Compensation Committee met six times; and our Nominating and Governance Committee met five times. Our Shareholder Value Committee met twice during 2013. All directors attended at least 75% of the total number of meetings of the Board and the committees of our Board of Directors on which they serve. Additional information about these committees is set forth below.

The following eleven directors attended the annual meeting held on May 7, 2013: Scott F. Boardman, Janette K. Bombardier, Karen J. Danaher, Jeffrey L. Davis, Michael G. Furlong, Lorilee A. Lawton, Bruce M. Lisman, Raymond C. Pecor, Jr., Raymond C. Pecor III, Patrick S. Robins and Robert A. Skiff. Our directors are encouraged, but not required, to attend annual meetings.

Director Independence

Our Board of Directors has determined that all of the following directors and director nominees are independent under the Nasdaq Listing Rules and in accordance with the Principles of Governance adopted by our Board of Directors: Raymond C. Pecor, Jr., Jeffrey L. Davis, Bruce M. Lisman, Karen J. Danaher, Michael G. Furlong, Robert A. Skiff, Lorilee A. Lawton, John A. Kane, Patrick S. Robins, Peter A. Bouyea, Scott F. Boardman, Raymond C. Pecor III and Janette K. Bombardier.

Committees of the Boards of Directors

Our Board of Directors has designated the following committees: an Audit Committee, Compensation Committee, Nominating and Governance Committee, and a Shareholder Value Committee. The composition and objectives of each committee are described below. Our Board of Directors continues to review its committees and the independence and qualifications of its current committee members in light of rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market.

Audit Committee

The Audit Committee held six meetings in 2013. As described in the Audit Committee’s charter, a copy of which is available on our website at www.mbvt.com under “Investor Relations,” the primary function of the Audit Committee is to promote quality and reliable financial reporting and adequate and effective internal controls for our company and its subsidiaries. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee assists our Board of Directors in overseeing the integrity of our financial statements; our compliance with legal and regulatory requirements; the external auditor’s performance, qualifications and independence; and the performance of our internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors and our management.

The Audit Committee currently consists of five members: Karen J. Danaher (Chair), Jeffrey L. Davis, John A. Kane, Bruce M. Lisman and Lorilee A. Lawton. Each member of the Audit Committee is independent under the Nasdaq Listing Rules. No member of the Audit Committee is an employee of our company or any of its subsidiaries. We have not relied on exemptions for Audit Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement, and related financial statements and disclosures. Our Board of Directors has determined that Ms. Danaher qualifies as an “audit committee financial expert” as defined in the SEC rules.

The Audit Committee meets with our external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors. The Audit Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors, giving effect to the “de minimis” exception for non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act.

Compensation Committee

The Compensation Committee held six meetings during 2013. As described in the Compensation Committee’s charter, a copy of which is available on our website at www.mbvt.com under “Investor Relations,” the Compensation Committee oversees the administration and performance of executive compensation plans and reviews director compensation plans. The Compensation Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding the compensation of our executive officers, including salaries, incentives, bonuses, benefit plans, commissions, the grant of restricted stock and other forms of, or matters relating to, executive compensation, and regarding incentive plans and benefit programs for our employees. This process includes review of an incentive compensation risk assessment performed by a multi-disciplinary team composed of representatives from our human resources, risk management and senior management teams. The risk assessment process includes development of a framework to examine incentive plans and practices, assessment of current incentive plans and identification of any needed refinements and communication of the results. The Compensation Committee reviews the Compensation Discussion and Analysis (“CD&A”) each year, discusses it with management and recommends to the Board of Directors that the CD&A be included in the Company’s annual meeting proxy statement.

The Compensation Committee currently consists of seven directors: Jeffrey L. Davis (Chair), Lorilee A. Lawton, Peter A. Bouyea, Robert A. Skiff, Karen J. Danaher, Janette K. Bombardier, and Raymond C. Pecor III, each of whom is independent under the Nasdaq Listing Rules. No member of the committee is an employee of our company or any of its subsidiaries.

The Compensation Committee has the authority to hire, dismiss or otherwise seek the services of consulting and advisory firms as it deems appropriate. These advisors serve as independent counsel and report directly to the committee. As a matter of general policy, the Compensation Committee does not prohibit its advisors from providing services to management, but any such engagements must be requested or approved by the Compensation Committee.

In 2013, the Compensation Committee selected and retained an independent outside consulting firm, Pearl Meyer & Partners (“PM&P”), which specializes in executive and board compensation. PM&P reports directly to the Compensation Committee and carries out its responsibilities to the Compensation Committee in coordination with both the President and CEO and the Director of Human Resources as requested by the Compensation Committee. The Compensation Committee reviewed all services provided by the compensation consultant in 2013 and determined that the consultant did not provide services to management in 2013 and is independent with respect to SEC standards as well as our policy.

Nominating and Governance Committee

The Nominating and Governance Committee met five times in 2013. As described in the Nominating and Governance Committee’s charter, a copy of which is available on our website at www.mbvt.com under “Investor Relations,” the Nominating and Governance Committee is responsible for nominating directors for membership on committees and ensuring effective recruiting of directors as well as establishing and monitoring corporate governance guidelines. The Nominating and Governance Committee reports to our Board of Directors.

The Nominating and Governance Committee will consider director candidates recommended by our shareholders. Any submissions for director candidates must be sent to our Corporate Secretary, Margaret Bouffard, at 275 Kennedy Drive, South Burlington, VT 05403, for submission to the Nominating and Governance Committee. Submissions must be made in accordance with the instructions included in the Nominating and Governance Committee’s charter and will be considered on the basis of the same considerations applied to internally-nominated candidates.

The Nominating and Governance Committee’s goal is to nominate directors who bring diverse perspectives and skills derived from business and professional experience to our company. Our Principles of Governance provide that our Board will identify the desired diversity of backgrounds, mix of skills, experience and other qualifications of members required in order for the Board to function competently and efficiently. Each director should also have the other necessary qualifications, professional background and core competencies to discharge his or her duties. Additionally, each director should be able to contribute sufficient time to his or her duties, and each should possess certain core competencies, including a combination of several of the following:

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Accounting or finance background;

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Business or management experience;

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Industry knowledge;

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Customer-based experience or perspective;

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Crisis response experience;

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Leadership skills;

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Strategic planning experience;

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Knowledge of the fundamentals of credit;

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Risk management experience; and

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Decision-making skills and expertise that may not otherwise be available to Merchants.

The Nominating and Governance Committee keeps an active list of potential director candidates, which is reviewed and updated periodically. Our Board of Directors seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties prior to the departure of retiring directors.

The Nominating and Governance Committee has the authority to hire, dismiss or otherwise seek the services of consulting and advisory firms as it deems appropriate. These advisors serve as independent counsel and report directly to the Nominating and Governance Committee. As a matter of general policy, the Nominating and Governance Committee does not prohibit its advisors from providing services to management, but any such engagements must be requested or approved by the Nominating and Governance Committee.

The Nominating and Governance Committee currently consists of seven directors: Jeffrey L. Davis (Chair), Lorilee A. Lawton, Peter A. Bouyea, Robert A. Skiff, Karen J. Danaher, Janette K. Bombardier, and Raymond C. Pecor III, each of whom is independent under Nasdaq Listing Rules. No member of the Nominating and Governance Committee is an employee of our company or any of its subsidiaries.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to our Board of Directors on proposals that affect the value of shareholders’ investment in common stock. The Shareholder Value Committee consists of the following individuals: Raymond C. Pecor, Jr. (Chair), Peter A. Bouyea, Michael Furlong and Michael R. Tuttle. The Shareholder Value Committee met twice during 2013.

Executive Sessions

All directors, except Mr. Tuttle, met in executive session without our management three times during 2013.

Communications with Directors

Our Board of Directors provides a means for our shareholders to send communications to our Board of Directors, which can be found on our website at www.mbvt.com under “Investor Relations – Corporate Information – Officers & Directors.”

Compensation of Directors

Only non-employee members of our Board of Directors received fees with respect to their services on our Board of Directors in 2013. The following table reflects the fee schedule for our Board of Directors for 2013:

	Chairperson Retainer	Member Retainer	Fee per Meeting (in person)	Fee per Meeting (via telephone)

Board of Directors	$10,000	$5,000	$500	$250
Audit Committee	$4,000	—	$600	$250
Compensation Committee	$3,000	—	$500	$250
Nominating and Governance Committee	$2,000	—	$400	$250
Other Committees	$1,000	—	$250	$250
Committee meeting on the same day as a Board meeting	—	—	$125	$125

The following table reflects the fee schedule for Merchants Bank’s board of directors for 2013:

	Chairperson Retainer	Member Retainer	Fee per Meeting (in person)	Fee per Meeting (via telephone)

Board of Directors	$15,000	$10,000	$800	$250
Audit Committee	—	—	—	—
Compensation Committee	—	—	—	—
Nominating and Governance Committee	—	—	—	—
Other Committees	$1,000	—	$250	$250
Committee meeting on the same day as a Board meeting	—	—	$125	$125

Although our Audit Committee, Nominating and Governance Committee, and Compensation Committee also act as Merchants Bank-level committees, the committee chairperson and members are paid at the holding company level only. All retainers and chairperson fees are paid in quarterly installments.

In 2008, our Board of Directors and shareholders voted to adopt the 2008 Compensation Plan for Non-Employee Directors and Trustees. This plan permits non-employee directors to defer receipt of their annual retainer and meeting fees by receiving those fees at a later date in the form of our common stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred, that director is credited with a number of shares of our common stock equal in value to the amount deferred.

The following table sets forth information about fees earned by our directors for their service during 2013. The table includes compensation paid to directors who serve on our Board of Directors, as well as compensation paid for service on the board of our subsidiary, Merchants Bank.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael R. Tuttle	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Scott F. Boardman	$34,850	$ —	$ —	$ —	$ —	$ —	$34,850
Janette Bombardier	$24,959	$ —	$ —	$ —	$ —	$ —	$24,959
Peter A. Bouyea	$36,450	$ —	$ —	$ —	$ —	$ —	$36,450
Karen J. Danaher	$36,925	$ —	$ —	$ —	$ —	$ —	$36,925
Jeffrey L. Davis	$40,650	$ —	$ —	$ —	$ —	$ —	$40,650
Michael G. Furlong	$38,975	$ —	$ —	$ —	$ —	$ —	$38,975
John A. Kane	$35,225	$ —	$ —	$ —	$ —	$ —	$35,225
Lorilee A. Lawton	$38,675	$ —	$ —	$ —	$ —	$ —	$38,675
Bruce M. Lisman	$33,175	$ —	$ —	$ —	$ —	$ —	$33,175
Raymond C. Pecor, Jr.	$33,800	$ —	$ —	$ —	$ —	$ —	$33,800
Raymond C. Pecor III	$33,325	$ —	$ —	$ —	$ —	$ —	$33,325
Patrick S. Robins	$31,225	$ —	$ —	$ —	$ —	$ —	$31,225
Robert A. Skiff	$34,475	$ —	$ —	$ —	$ —	$ —	$34,475

_____________________

(1)

Includes all fees earned, whether paid in cash or deferred under the 2008 Compensation Plan for Non-Employee Directors and Trustees. Also includes rounding for fractional shares.

Shareownership Guidelines

Our directors are required to own and hold 4,000 shares of our stock within five years of being nominated to the Board. All directors are in compliance with these guidelines.

The 4,000 share ownership level is equal to approximately four times the average annual compensation for our directors. The Board reserves the discretion to change this requirement as appropriate.

Corporate Governance Guidelines

Our Board of Directors has adopted Principles of Governance. These principles serve as guidelines for the conduct of our Board of Directors. They reflect our Board’s commitment to ensuring adherence to good corporate governance principles. The Principles of Governance address a number of topics, including, among other things, director qualifications and responsibilities, the functioning of the Board of Directors, the responsibilities and composition of the Board committees, director compensation and annual Board review and self-evaluations. The Principles of Governance are available on our website at www.mbvt.com, under “Investor Relations.” You may obtain a printed copy of The Principles of Governance free of charge by submitting a request to our Corporate Secretary at our principal administrative office, which is located at 275 Kennedy Drive, South Burlington, Vermont 05403, telephone: (802) 658-3400.

Codes of Ethics

In addition to the Code of Ethics we have adopted for all employees and directors, we have adopted comprehensive Codes of Ethics for senior officers and senior financial officers. These Codes are available in the Investor Relations tab of our website at www.mbvt.com, under “Investor Relations.” We have a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by telephone at 1-866-850-1442 or via the Internet at www.ethicspoint.com.

Executive Officers

The names and ages of our executive officers and each executive officer’s position are listed below.

Name	Age	Positions

Michael R. Tuttle	59	President and CEO, Merchants and Merchants Bank
Janet P. Spitler	54	Executive Vice President, Treasurer and CFO, Merchants and Merchants Bank
Geoffrey R. Hesslink	49	Executive Vice President, Senior Lender, Merchants Bank
Zoe P. Erdman	57	Senior Vice President, Senior Operations Officer, Merchants Bank
Molly Dillon	65	Senior Vice President, Community Banking and Trust, Merchants Bank
Jacqueline Dragon	50	Senior Vice President, Director of Human Resources
Marie Thresher	47	Senior Vice President, Chief Risk Officer

Mr. Tuttle, our President and CEO, and President and CEO of Merchants Bank, served as Merchants Bank’s Executive Vice President and Chief Operating Officer from 1997 until his appointment as President and Chief Executive Officer of Merchants Bank, effective January 1, 2006. Mr. Tuttle was appointed as our President and Chief Executive Officer effective January 1, 2007.

Ms. Spitler has served as our Treasurer and as Treasurer of Merchants Bank since 1995, and has served as our Chief Financial Officer (“CFO”) and as CFO of Merchants Bank since 1997. Ms. Spitler was also appointed as Senior Vice President of Merchants Bank in 2006, and as our Senior Vice President in January of 2009. She was appointed as Executive Vice President of Merchants and Merchants Bank in 2012.

Mr. Hesslink has served as our Chief Operating Officer since May, 2013 and continues to serve as Executive Vice President and Senior Lending Officer of Merchants Bank, positions he has held since May 2010. Prior to that time, he served as Senior Vice President and Senior Lending Officer since January 2006. From 1996 through 2005, Mr. Hesslink served as Vice President and Corporate Banking Officer of Merchants Bank.

Ms. Erdman has served as Senior Vice President and Senior Operations Officer of Merchants Bank since December 2012. She previously served as Senior Vice President and Senior Credit Officer of Merchants Bank from April 2011 until her most recent appointment. Prior to that time she functioned as Senior Vice President and Corporate Banking Officer from November 2007 until February of 2010. Ms. Erdman also served as Senior Vice President and Senior Credit Manager of Merchants Bank from 1998 until November 2007.

Ms. Dillon has served as our Senior Vice President for Community Banking and President of Merchants Trust Company, a division of Merchants Bank, since January 1, 2012. She previously served as Merchants Bank’s Senior Vice President and President of Merchants Trust Company.

Ms. Dragon has served as Senior Vice President and Director of Human Resources since June 2013. She has over 25 years of human resources management and organizational development experience. Prior to joining Merchants, she operated her own independent consulting business.

Ms. Thresher has served as our Senior Vice President, Chief Risk Officer since December 2013. Ms. Thresher has over 20 years of experience in financial services and risk management at regional and national financial institutions. Prior to joining Merchants, she worked at People’s United Bank (formerly Chittenden Bank) for 12 years, where her most recent role was Senior Vice President and Chief Auditor.

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, which is comprised entirely of independent directors, oversees our executive compensation program and recommends all compensation for our Executive Officers for approval by our Board. The term “Named Executive Officers” (“NEOs”) refers to those individuals who served as our CEO, our CFO and our next three highest paid executive officers in 2013.

This Compensation Discussion and Analysis describes our executive compensation program for 2013, and certain elements for the 2014 program. In particular, this section explains how the Compensation Committee made decisions related to compensation for our executives, including our NEOs, during 2013.

Executive Summary

Performance Summary

Our results for 2013 were very strong and the following summarizes the year’s key performance highlights:

•

Return on Average Equity (“ROAE”) over 13% for the last 16 years;

•

Exceptional organic growth in loans and deposits;

•

Continued strong capital position;

•

Pristine asset quality;

•

Strong growth in trust fees; and

•

Continued commitment to drive value for our shareholders – we declared our 69th consecutive dividend in January 2014, our seven-year total return was over 100%.

These accomplishments are significant given the slow economic recovery, sustained low interest rate environment, weak consumer confidence, and continued instability in the housing market.

Creation of Shareholder Value

We place a high value on building shareholder value. The book value of your stock has increased, on average, over 7% per year for the last eight years. Dividends paid per share during each of the past six years totaled $1.12 per share, and we have maintained a quarterly cash dividend since 1997.

Effect of 2013 Advisory Vote on NEO Compensation

We provide our shareholders with the opportunity to cast an annual non-binding advisory vote on executive compensation (a “say-on-pay proposal”). At our 2013 Annual Meeting of Shareholders, 96% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders’ support of our approach to executive compensation, and therefore did not significantly change its approach in 2013. The Compensation Committee will continue to consider the outcome of our say-on-pay proposal, regulatory changes and emerging best practices when making future recommendations regarding compensation for the NEOs.

2013 Compensation Highlights

We develop our programs to attract, motivate and retain the talent necessary to help us achieve our objectives. Ultimately our compensation programs are designed to achieve overarching goals that motivate and reward performance, ensure sound risk management, and deliver long-term value to our shareholders. To achieve these objectives, the Compensation Committee regularly reviews and modifies our compensation and incentive programs to ensure they align with these core objectives. We assess our program from the perspective of our shareholders and regulators, considering best practices and making improvements as appropriate.

Highlights of Compensation Program and 2013 Results:

•

Most of our NEOs received modest base salary increases in 2013 ranging between 2.5% – 6.1%, Ms. Erdman received a larger increase (16%) reflecting a base salary that is closer to the 50th percentile due to her new role as Senior Operations Officer.

•

For 2013, our NEOs earned annual cash incentives ranging between 20.35% and 32.06% of base salary based upon strong corporate and division/individual performance. Overall, NEOs earned incentives ranging between 82% and 95% of their target opportunity.

•

In May 2013, the Compensation Committee recommended for approval by the Board restricted stock grants for key executives with values ranging from 13.05% to 16.80%, and, in the case of our CEO, 21.75%, of their December 31, 2012 base salary. These awards were granted in light of strong performance relative to our strategic and financial objectives. Executives are required to hold 40% or, in the case of the CEO, 60% of the after-tax value of the restricted stock until, the date that the executive’s employment with us terminates.

Our Executive Compensation Program

The Compensation Committee strives to ensure our executive compensation program reflects evolving executive compensation best practices while ensuring it attracts, motivates and retains the talent that will help us achieve our objectives. Ultimately, our compensation programs are designed to (1) ensure sound risk management, (2) motivate and reward performance, and (3) deliver long-term value to our shareholders. Our programs provide a balanced and risk appropriate view of performance across our short and long-term incentive plans and provide a significant portion of executive compensation in performance-based pay.

The Executive Annual Incentive Plan was implemented in 2009 and incorporates the following risk-mitigating features:

•

Plan activation is tied to achievement of an established net income target and acceptable ratings on internal and regulatory agency audits;

•

Target incentive opportunities for executives are aligned with the market;

•

Various risk-mitigation features are used, including balanced financial performance metrics and appropriate maximum caps on incentive earnings; and

•

A comparable index of banks (commercial banks located in the Northeast with assets ranging between approximately $750 million to $3.0 billion) is used to measure our relative performance to peers in regards to ROAE.

Our long-term incentive plan strategy and equity grant allocation guidelines for key executives continues to be based upon their role and our desired total compensation philosophy. The objectives of our long-term incentive plan are to:

•

create strong alignment with shareholder interests;

•

enable us to retain and motivate key executive officers who will contribute to our long-term growth and profitability;

•

ensure awards are properly focused on long-term performance and do not encourage inappropriate risk taking; and

•

enhance equity retention and ownership throughout the executive team (through holding requirements for the CEO and key executives).

Compensation Philosophy

Our compensation program and philosophy for executive officers was developed by the Compensation Committee and approved by our Board of Directors. The objectives of our executive compensation program are to:

•

attract, motivate and retain highly qualified and dedicated executive officers with competitive levels of compensation aligned with banks of similar size and complexity in our region;

•

reward above-average corporate performance and recognize individual initiative and achievements;

•

integrate pay with our strategic annual and long-term performance goals;

•

align executive officers’ incentive with the promotion of shareholder value; and

•

provide a balanced approach that helps mitigate the influence of any one element of compensation which might be considered to drive excessive risk taking.

To meet our executive compensation objectives, our program is designed to provide the following:

•

competitive base salaries that are targeted at the market median, while allowing the flexibility to recognize each executive’s individual role, responsibilities, experience and performance;

•

a short-term cash incentive program which focuses our executives on critical annual goals and objectives aligned with our strategic plan. Target incentive opportunities (as a percent of base salary) are structured to be competitive with the market median with the ability to pay above market for superior performance;

•

long-term incentives, delivered in restricted stock, that align our executives’ interests with those of shareholders, reward stock price appreciation and provide a means for retaining our top performers; and

•

benefits that are, by design, conservatively competitive. While they do not comprise a major part of our total compensation program, they allow us to attract and retain key executives.

Executive Compensation Mix

In summary, we strive to provide a total compensation program that is competitive, performance oriented, shareholder aligned, balanced, and reflects sound risk management practices. We set specific performance goals that align with our strategy and support our annual plans, but also recognize the need to be responsive and flexible in today’s challenging environment. We believe this approach also helps to ensure our program does not motivate our executives to take undue risks.

Our Principles of Governance, which were approved by our Board of Directors, require compensation for the CEO to be linked to the achievement of our strategic goals that improve our long-term performance. Accordingly, a meaningful portion of the CEO’s compensation depends upon the Merchants Bank’s performance.

The Compensation Committee will continue to review, evaluate, and revise the compensation philosophy as appropriate to meet its desired objectives and adhere to emerging regulations.

The pie charts below summarize our 2014 target total direct compensation mix for the CEO and the other NEOs as a group. The pie chart illustrates the mix of pay expressed as a percentage of total direct compensation (base pay + annual cash incentives + long-term incentives).

2014 Total Compensation Mix At Target

Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The Compensation Committee has direct access to outside advisors and consultants throughout the year as they relate to executive compensation. The Compensation Committee has direct access to and meets periodically with the compensation consultant independently of management.

During 2013, the Compensation Committee retained the services of PM&P, an independent outside consulting firm specializing in executive and board compensation, to assist the Committee. PM&P reports directly to the Compensation Committee and carries out its responsibilities to the Compensation Committee in coordination with both the CEO and the Director of Human Resources. Services provided by PM&P included conducting benchmarking studies, establishing compensation guidelines, designing incentive programs, assisting with proxy disclosure and providing insight on emerging regulations and best practices.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent in providing executive compensation consulting services. The Committee conducted a specific review of its relationship with PM&P in 2013, and determined that PM&P’s work for the Committee did not raise any conflicts of interest. In making this determination, the Compensation Committee noted that during 2013:

•

PM&P did not provide any services to us or our management other than services to the Compensation Committee and its services were limited to executive compensation consulting;

•

Fees paid by us were less than 1% of PM&P’s total revenue for FY 2013;

•

PM&P maintains a Conflicts Policy which details specific policies and procedure designed to ensure independence;

•

None of the PM&P consultants had any business or personal relationship with Committee members;

•

None of the PM&P consultants had any business or personal relationship with executive officers of the company; and

•

None of the PM&P consultants directly own our stock.

The Compensation Committee continues to monitor the independence of PM&P and its other compensation advisers on a periodic basis.

Role of Management

Although the Compensation Committee makes independent recommendations to the Board of Directors on all matters related to compensation of the named executive officers, certain members of management are requested to attend and provide input to the Compensation Committee throughout the year. Input may be sought from the CEO, CFO, Director of Human Resources, Chief Risk Officer and others as needed to ensure the Compensation Committee has the information and perspective it needs to carry out its duties.

The Compensation Committee meets with the CEO to discuss his performance and compensation package, but ultimately decisions regarding his package are made solely based upon the Compensation Committee’s deliberations, as well as input from the compensation consultant, as requested. The Compensation Committee’s recommendations for the CEO compensation package are subject to the approval of the Board. For the other executives the Compensation Committee considers recommendations from the CEO, as well as input from the compensation consultant as requested, to determine and approve compensation packages, as reported to the Board.

Inputs to Compensation Committee Decision Making

Performance Evaluation

The Compensation Committee evaluates the performance of the CEO annually in the following four categories:

1.

Development of specific strategic plan objectives;

2.

Operational impact on company morale, customer satisfaction, our public image, company efficiency and flexibility, and research and development of leading-edge products, services and technologies;

3.

Management style and effectiveness in relation to our customers, shareholders, employees, executive officers, Board and committee members, the media, the community; and

4.

Effectiveness of leadership in:

a.

developing appropriate strategies and gaining support from our Board of Directors and its committees to achieve these strategies;

b.

setting the “tone at the top” for our ethics, customer relations, reputation and ensuing results; fostering an environment for leadership development at all levels within our company; and

c.

working collaboratively with our Board of Directors and committees and communicating information in a timely manner to ensure full and informed consent regarding matters of governance.

The CEO evaluates the performance of our other executive officers annually. Each executive officer’s annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above average corporate performance.

The CEO makes annual recommendations to the Compensation Committee for changes to executive officer salaries (other than his own) for the following year. These recommendations are based on individual performance within their respective areas of expertise, the CEO’s assessment of their contributions to our earnings and growth during the year, as well as their management style and effectiveness in relation to our customers, shareholders, employees, fellow executive officers, Board and committee members and the community. The Compensation Committee reviews these recommendations and makes its final recommendations to our Board of Directors. Decisions regarding compensation for executive officers, including that of the CEO, are approved by our Board of Directors based on the recommendations from the Compensation Committee.

Benchmarking

The Compensation Committee typically engages PM&P to conduct a competitive review of our executive compensation program every two years. A primary data source used in setting market-competitive guidelines for the executive officers is the information publicly disclosed by a peer group of other publicly traded banks and thrifts. Our peer group is developed by PM&P using objective parameters that reflect banks of similar asset size and region.

When developing the peer group, PM&P includes financial institutions ranging from approximately one half to two times our asset size that are located in the New England and New York region of the United States (excluding Boston and the New York City metro area, as well as banks with unique business models). The peer group is also designed to position us at approximately the 50th percentile in regards to assets.

PM&P conducted a competitive review of our executive compensation programs in 2011 and at that time, a peer group was developed and approved by the Compensation Committee. This peer group was used to make decisions related to executive compensation for 2012 and 2013. In 2013, PM&P was engaged to update the peer group and assess our executive compensation programs in order to assess the effectiveness of our 2013 decisions and provide input for the 2014 programs.

The following shows the 2013 and 2014 peer groups used by the Compensation Committee to make decisions related to executive compensation for 2013 and 2014:

Alliance Financial Corporation**

Evans Bancorp*

Arrow Financial Corporation

Financial Institutions, Inc.

Bar Harbor Bankshares

First Bancorp, Inc.

Beacon Federal Bancorp**

Hingham Institution for Savings

Berkshire Hills Bancorp, Inc.**

New Hampshire Thrift Bancshares

Brookline Bancorp, Inc.**

Rockville Financial, Inc.

Camden National Corporation

SI Financial Group, Inc.

Canandaigua National Corporation**

United Financial Bancorp, Inc.

Century Bancorp, Inc.

Washington Trust Bancorp, Inc.

Chemung Financial Corporation

Westfield Financial, Inc.

Enterprise Bancorp Inc.

_____________________

*

New peer bank to 2014 peer group

**

2013 peer bank excluded from the 2014 peer group

In addition to the peer group data, PM&P uses additional banking compensation surveys as part of the analysis focusing on banks similar to us in asset size and region.

Information from the competitive analysis is used by the consultant to provide market-competitive guidelines that support our total compensation philosophy. Guidelines for base salary, short and long-term incentive targets and estimated total direct compensation are provided with ranges for performance. This allows the Compensation Committee to see the potential pay, and range of pay, for each executive role. These guidelines provided a framework for consideration by the Compensation Committee in setting pay levels.

Risk Oversight of Compensation Programs

We believe that the compensation program is not structured to be reasonably likely to present a material adverse risk to us based on the following factors:

•

As a community bank regulated by the Federal Deposit Insurance Corporation and the Commissioner of the Vermont Department of Banking, Insurance, Securities and Health Care Administration, among others, our main operating subsidiary, Merchants Bank, adheres to defined risk guidelines, practices and controls to ensure the safety and soundness of the organization.

•

Our management and Board of Directors conduct regular reviews of our business to ensure we remain within appropriate regulatory guidelines and practices that are monitored and supplemented by our internal audit function, as well as our external auditors.

•

Our incentive plan provides a maximum cap on payment and does not have highly leveraged payout curves and steep payout cliffs at specific performance levels that could encourage short-term actions to meet payout thresholds.

•

Our restricted stock grants are subject to clawbacks in the event of accounting restatement due to fraud or misconduct or in the event of material violations of our code of ethics.

Components of Executive Compensation and 2013 Decisions

Our compensation program for all executive officers, including the CEO, consists of four key components, which are reviewed regularly by the Committee:

•

Base Salary;

•

Annual Incentive;

•

Long-Term Incentive/Equity; and

•

Employment Contracts/Other Benefits.

We offer no perquisites of any kind to any of our executive officers. Executive officers are not entitled to any severance or change-in-control payments beyond those described in the “Employment Agreements” section below.

The following section summarizes the role of each component, how decisions are made and the resulting 2013 decision process as it relates to the executive officers.

Base Salary

We believe the purpose of base salary is to provide competitive and fair base compensation that recognizes the executives’ role, responsibilities, experience and performance. Base salary represents fixed compensation that is targeted to be competitive with our peer group.

Typically, the Compensation Committee reviews and sets base pay for each executive in December of each year following the performance evaluation process. Competitive markets for similar roles are considered, as well as each individual’s experience, performance and contributions.

The Compensation Committee approved the following 2014 base salary adjustments for NEOs for 2014 that were intended to recognize each executive’s contribution and performance, as well as the changes discussed in the preceding paragraph, and if needed, bring salaries more in line with market:

Name	Title	January 2012 Base Salary	January 2013 Base Salary	Percent Increase in January 2013	January 2014 Base Salary	Percent Increase in January 2014

Michael R. Tuttle	President and CEO	$315,000	$325,000	3.20%	$345,000	6.10%
Geoffrey R. Hesslink	COO and Senior Lender	$210,000	$220,000	4.70%	$230,000	4.50%
Janet P. Spitler	EVP, CFO and Treasurer	$195,000	$200,000	2.60%	$205,000	2.50%
Molly Dillon	SVP, Community Banking	$170,000	$180,000	5.80%	$185,000	2.70%
	and Trust
Zoe P. Erdman	SVP and Senior Operations	$125,000	$145,000	16.00%	$150,000	3.40%
	Officer

The Compensation Committee recognizes, as stated previously, that the CEO’s salary is below the 25th percentile for the market. This does not reflect performance, but rather a historical practice that reflected a more conservative and “team” oriented approach to managing compensation levels. The Committee has recommended that the CEO’s salary be increased to be closer to the market over the past several years. For 2014, the CEO base compensation is 1.5 times the base compensation of the next highest paid executive officer.

Annual Incentive

The objective of our Executive Annual Incentive Plan is to motivate and reward key members of management, including the CEO, for achieving specific company performance goals and/or division/individual goals that support the strategic plan. Rewards under this Plan represent compensation that must be earned (and re-earned each year) based upon company and division/individual performance.

Our proposed performance goals for the incentive plan are based on budget projections and typically presented by the CEO to the Compensation Committee during the first quarter of the year. Once the Compensation Committee finalizes and approves the performance goals, the goals are presented to the full Board for final approval. The following details the framework of the 2013 Executive Annual Incentive Plan (the “2013 Plan”):

Incentive Opportunity: Each participant has a target award (expressed as a percentage of earned base salary during the fiscal year) and range that defines the incentive opportunity. The CEO’s target is 35% of base salary and the other executive officers’ target is 25% of base salary. Actual awards vary based on performance and range from 0% of target (not achieving minimal performance for a goal) to 150% of target for exceptional performance. Target incentive opportunities have not changed since the plan was implemented in 2009.

Performance Measures: The 2013 performance measures are aligned with our strategy and business plan. The 2013 Plan was approved by the Compensation Committee on February 20, 2013. In order for the 2013 Plan to activate, we needed to achieve a net income target of $13.75 million in 2013 and maintain acceptable ratings on internal and regulatory agency audits. The awards of Mr. Tuttle, Ms. Spitler and Ms. Erdman were based upon achieving targets with respect to our return on assets, return on equity relative to a peer group index, efficiency ratio, net interest income on a fully taxable equivalent basis, or “FTE”(1) and Tier 1 Leverage Ratio. The awards of Mr. Hesslink and Ms. Dillon were based upon one to three company goals as well as one or more division and/or individual performance goals. Minimum (threshold) and maximum (stretch) levels of performance were defined for the 2013 Plan and are summarized in the table below. No awards are paid for performance below threshold for a particular performance measure. Actual payouts for each goal are based upon final performance between threshold and stretch levels. Actual payouts for each performance goal are pro-rated for any level of performance between threshold and stretch using interpolation to reward incremental improvement. The Compensation Committee has the discretion to adjust any payouts to reflect the business environment and market conditions.

_____________________

(1)

Net interest income on a fully taxable equivalent basis includes the tax benefit from certain tax exempt loans. Please see pages 3 through 24 of our Annual Report on Form 10-K for the year ended December 31, 2013 for more details.

The 2013 performance measures for Mr. Tuttle, Ms. Spitler and Ms. Erdman were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of target award	Target Goal Funds 100% of target award	Stretch (Maximum) Goal Funds 150% of target award

ROAA	20%	0.87%	0.90%	0.93%
ROAE – Relative to Peer Group Performance	25%	70th percentile	80th percentile	90th percentile
Efficiency Ratio	15%	61.94%	61.00%	60.07%
Tier 1 Leverage Ratio	20%	8.28%	8.31%	8.34%
Net Interest Income (FTE, dollars in thousands)	20%	$51,842	$52,265	$52,688

The 2013 performance measures for Ms. Dillon were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of target award	Target Goal Funds 100% of target award	Stretch (Maximum) Goal Funds 150% of target award

ROAA	20%	0.87%	0.90%	93%
ROAE – Relative to Peer Group Performance	20%	70th percentile	80th percentile	90th percentile
Efficiency Ratio	20%	61.94%	61.00%	60.07%
Gross Trust Income at Year-End	20%	$3 million	$3.1 million	$3.3 million
Retail DDAs, # of accounts at Year-End	20%	62,000	63,000	64,000

The 2013 performance measures for Mr. Hesslink were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of target award	Target Goal Funds 100% of target award	Stretch (Maximum) Goal Funds 150% of target award

ROAA	15%	0.87%	0.90%	0.93%
ROAE – Relative to Peer Group Performance	20%	70th percentile	80th percentile	90th percentile
Net Interest Income (FTE, dollars in thousands)	10%	$51,842	$52,265	$52,688
Total Gross Loans at Year-End	25%	$1.17 billion	$1.185 billion	$1.2 billion
Nonperforming Asset Balances (NPAs)
as % of Total Loans	25%	0.75%	0.50%	0.35%

At the end of the calendar year, the Compensation Committee assesses our performance relative to each of the performance measures and determines the awards based upon the attainment of each goal. The Compensation Committee retains the discretion to recommend to the Board modification of executives’ incentive payouts based on significant individual performance or company performance shortfalls. Our Board of Directors has the discretion to determine the amount and manner of executive incentive payments and to make adjustments.

2013 Performance Results

The following table summarizes the 2013 performance results and the associated payouts (as a percent of target opportunity for each predefined performance measure) for Mr. Tuttle, Ms. Spitler and Ms. Erdman:

Performance Measure	2013 Threshold - Stretch Goal	2013 Result	Payout Allocation (0-150% of target opportunity)

ROAA	0.87% – 0.93%	0.90%	100%
ROAE – Relative to Peer Group
Performance	70th – 90th Percentile	86th Percentile	132%
Efficiency Ratio	61.94% – 60.07%	61.28%	58%
Tier 1 Leverage Ratio	8.28% – 8.34%	8.43%	150%
Net Interest Income (FTE, dollars	$51,842 – $52,688	$50,975	0%
in thousands)
		TOTAL	92% of Target
			Incentive Opportunity

The following table summarizes the 2013 performance results and the associated payouts (as a percent of target opportunity) for each predefined performance measure for Ms. Dillon:

Performance Measure	2013 Threshold - Stretch Goal	2013 Result	Payout Allocation (0-150% of target opportunity)

ROAA	0.87% – 0.93%	0.90%	100%
ROAE – Relative to Peer Group
Performance	70th – 90th Percentile	86th Percentile	132%
Efficiency Ratio	61.94% – 60.07%	61.28%	58%
Gross Trust Income at Year-End	$3 million – $3.3 million	$3.06 million	77%
Retail DDAs, # of accounts at Year-End	62,000 – 64,000	59,067	40%*
		TOTAL	81% of Target
			Incentive Opportunity

_____________________

*

For Ms. Dillon, the Committee approved a payout at threshold level for the Retail DDA metric even though threshold performance was not achieved. The exception was granted since overall account sales targets were achieved and the miss was due to runoff in a grandfathered account.

The following table summarizes the 2013 performance results and the associated payouts (as a percent of target opportunity) for each predefined performance measure for Mr. Hesslink:

Performance Measure	2013 Threshold - Stretch Goal	2013 Result	Payout Allocation (0-150% of target opportunity)

ROAA	0.87% – 0.93%	0.90%	100%
ROAE – Relative to Peer Group
Performance	70th – 90th Percentile	86th Percentile	132%
Net Interest Income (FTE, dollars
In thousands)	$51,842 – $52,688	$50,975	0%
Total Gross Loans at Year-End	$1.17 million – $1.20 million	$1.17 million	40%
NPL as % of Total Loans	0.75% – 0.35%	0.08%	150%
		TOTAL	95% of Target
			Incentive Opportunity

_____________________

*

For Mr. Hesslink the Committee approved an exception related to gross loans to be at threshold level even though the threshold had not been met. The exception was approved since the metric was very close to threshold and average balances were up 9% and exceeded the budgeted average increase.

Based upon the actual performance results summarized previously, the table below summarizes the actual incentive payouts (as dollar amount and percent of base salary) for each of the NEOs.

		2013 Annual Incentive Target Opportunity		2013 Annual Incentive Actual Awards
Executive	Title	Amount	% of Base Salary	Amount	% of Base Salary

Michael R. Tuttle	President and CEO	$113,750	35%	$104,195	32.06%
Geoffrey R. Hesslink	COO, Senior Lender	$ 55,000	25%	$ 52,514	23.87%
Janet P. Spitler	CFO and Treasurer	$ 50,000	25%	$ 45,820	22.91%
Molly Dillon	Senior Community Banking	$ 45,000	25%	$ 36,630	20.35%
Zoe P. Erdman	Senior Operations Officer	$ 36,250	25%	$ 33,220	22.91%

2014 Plan Design

On February 20, 2014, the Board approved the 2014 Executive Annual Incentive Plan (the “2014 Plan”) and designated target awards for fiscal year 2014 (calculated as a percentage of base salary) for our executive officers, including our NEOs as set forth in this proxy statement. The target award percentages are 35% for Mr. Tuttle, 30% for Mr. Hesslink (to reflect his new role as COO, effective January 2014) and 25% for Ms. Spitler, Ms. Dillon, and Ms. Erdman. The possible payouts under the 2014 Plan range from 0% to 150% of these target awards based upon the company’s and, in the case of Mr. Hesslink and Ms. Dillon, division or individual performance. In order for the 2014 Plan to activate, we must achieve a net income minimum of $14.25 million in 2014 and maintain acceptable ratings on internal and regulatory agency audits. The awards of Mr. Tuttle, Ms. Spitler and Ms. Erdman will be based upon achieving targets with respect to our return on assets, return on equity relative to our peer group, efficiency ratio, net interest income (FTE) and Tier 1 Leverage Ratio. The awards of Mr. Hesslink and Ms. Dillon will be based upon one to three company goals depending upon their current role as well as one or more division and/or individual performance goals. The Compensation Committee has the discretion to adjust any payouts to reflect the business environment and market conditions.

Long-Term Compensation

We award long-term incentives in the form of restricted stock grants to our executive officers, although an annual stock grant is not guaranteed. These awards are consistent with our pay-for-performance principles and align the interests of our executive officers with the interests of our shareholders. The Compensation Committee reviews and recommends to our Board of Directors the amount of each award to be granted to each executive officer and our Board of Directors approves each award. In making these determinations, the Compensation Committee considers performance relative to our strategic and financial objectives, the previous year’s individual performance of each executive officer and the market pay level for the executive officer. This typically takes place in May of each year.

2013 Decisions

The annual long-term incentive program includes a restricted stock award. Under this program, executives are eligible to receive annual grants of time-vested restricted stock (full value shares) based upon the Compensation Committee’s holistic assessment of both company and individual performance for the prior year. The Compensation Committee chose to introduce restricted stock since this type of equity vehicle helps to create an ownership focus and alignment with shareholders while also serving as a powerful retention feature for our top executives. The CEO’s target opportunity is 25% of base salary and other key executives’ target opportunity is 15% of base salary. The grants will cliff vest (100%) at the end of three years. The Compensation Committee will review the program on an annual basis and will have the ability to change the mix of equity instruments (i.e. mix of restricted stock and stock options) as deemed necessary. These grants are subject to clawbacks in the event of accounting restatement due to fraud or misconduct or in the event of material violation of our code of ethics.

The Compensation Committee believes that Merchants’ executive officers should maintain a material personal financial stake in the company to promote a long-term perspective in managing the company and to align shareholder and executive interests. Therefore, executive officers are required to hold a percentage of their after tax full value shares until termination or retirement. The table below summarizes these holding requirements.

Role	Holding Requirement (after tax, full value shares)
CEO	60%
Key Executives	40%

If an executive experiences personal economic hardship, the Compensation Committee will have the authority to decide whether the holding requirements will be waived for that particular award or if the executive will be allowed to sell more shares than the holding requirements permit.

Employment Agreements

On March 17, 2011, each of our executive officers entered into employment agreements with us effective as of January 1, 2011. These agreements contain standard terms and conditions customarily found in employment agreements for comparable executives. No severance is payable unless there is an involuntary termination after a change in control. If an executive officer is terminated without “cause” (as defined in such agreements) or the executive officer resigns for “good reason” (as defined in such agreements) we agreed to pay, over 24 months (36 months in the case of our CEO), that executive officer’s salary for two years (three years in the case of our CEO) from the date of termination. In return, each executive has agreed to be subject to restrictive covenants (non-competition and non-solicitation) during the severance period. There are no tax “gross up” provisions in the employment agreements. We believe it is appropriate to provide a higher level of severance in exchange for restrictive covenants which protect the company.

Other Benefits

Our executive officers are also eligible for other benefits available to all other employees on substantially the same terms, such as our 401(k) plan, and health, dental, and life insurance plans.

•

401(k) plan: we match individual plan contributions for participating employees, including the executive officers, on a dollar-for-dollar basis, up to 3% of annual salary, and on a $0.50 per dollar basis up to the next 3% of annual salary up to annual IRS maximums.

•

Medical and dental health insurance plans.

•

Life insurance plan (benefit equal to one time annual salary) and short and long-term disability insurance plans.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee and management consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans.

Section 162(m) of the Internal Revenue Code limits deduction of compensation paid to NEOs to $1,000,000 unless the compensation is “performance-based.” Based on current compensation levels, we do not believe the section 162(m) cap on compensation will be triggered for our CEO or other executive officers, but may consider this in future years.

Compensation Committee Report

The compensation Committee reviewed and discussed the above Compensation Discussion and Analysis with our management. Based on the review and discussion, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee

Jeffery L. Davis, Chair

Lorilee A. Lawton

Peter A. Bouyea

Robert A. Skiff

Karen J. Danaher

Janette K. Bombardier

Raymond C. Pecor III

Executive Compensation

Summary Compensation Table

The following table sets forth a summary of compensation paid to each of our NEOs during 2013, 2012 and 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Equity Incentive Plan Compensation (1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total

Michael R. Tuttle,	2013	$325,000	$ —	$68,513	$104,195	$ —	$24,056	$521,764
President and CEO	2012	$313,478	$ —	$55,688	$ 95,981	$8,951	$16,634	$490,732
	2011	$274,056	$ —	$93,750	$ 78,249	$1,686	$13,019	$460,760

Geoffrey R. Hesslink,	2013	$220,000	$ —	$35,280	$ 52,514	$ —	$21,391	$329,185
COO, Senior Lender	2012	$209,248	$ —	$36,480	$ 58,968	$ —	$19,790	$324,486
	2011	$189,431	$ —	$39,375	$ 60,953	$ —	$17,853	$307,612

Janet P. Spitler, EVP,	2013	$200,000	$ —	$25,448	$ 45,820	$ —	$17,264	$288,532
CFO and Treasurer	2012	$194,231	$10,000	$21,263	$ 42,433	$5,408	$12,434	$285,769
	2011	$174,530	$ —	$36,563	$ 35,608	$ 799	$10,968	$258,468

Molly Dillon, SVP,	2013	$180,000	$ —	$23,460	$ 36,630	$ —	$13,796	$253,886
Community Banking	2012	$169,422	$ —	$18,368	$ 39,253	$ —	$10,905	$237,948
and Trust

Zoe Erdman, SVP,	2013	$145,000	$ —	$16,530	$ 33,220	$ —	$ 8,865	$203,615
Operations	2012	$125,586	$ —	$10,935	$ 27,562	$ —	$ 6,815	$170,898

_____________________

(1)

The amounts shown in this column represent the aggregate grant date fair value of the shares of restricted stock granted to the NEOs.

(2)

The amounts shown in this column represent cash awards made to the NEOs pursuant to our annual incentive plan.

(3)

The amounts shown in this column reflect the aggregate change in actuarial present value of the NEOs’ accumulated benefit under our frozen defined benefit pension plan from December 31, 2013 to December 31, 2011. Present values as of December 31, 2013 are based on commencement at normal retirement age with no mortality before commencement. Mr. Hesslink, Ms. Erdman and Ms. Dillon joined Merchants after the plan was frozen and, accordingly, have no benefit under this pension plan.

(4)

The amounts shown in this column reflect contributions made by us on behalf of the NEOs to the Merchants Bank 401(k) Plan; dividends on unvested restricted stock in the amount of $7,894 for Mr. Tuttle, $3,036 for Ms. Spitler, $3,999 for Mr. Hesslink, $786 for Ms. Erdman, $1,236 for Ms. Dillon; a $6,000 annual car allowance for Mr. Hesslink; and buyout of unused vacation time of $4,688 for Mr. Tuttle, $2,885 for Ms. Spitler and $2,596 for Ms. Dillon.

Non-Equity Incentive Plan Awards

Non-Equity incentive awards and shares of restricted stock were awarded to NEOs during 2013 as detailed in the table below.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Grant Date Fair Value of Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (2)	Options	Awards	Awards

Michael R. Tuttle	5/16/2013	$45,500	$113,750	$170,625	−	−	−	2,366	−	−	$68,513
Geoffrey R. Hesslink	5/16/2013	$22,000	$ 55,000	$ 82,544	−	−	−	1,219	−	−	$35,280
Janet P. Spitler	5/16/2013	$20,000	$ 50,000	$ 75,020	−	−	−	879	−	−	$25,448
Molly Dillion	5/16/2013	$18,000	$ 45,000	$ 67,500	−	−	−	811	−	−	$23,460
Zoe Erdman	5/16/2013	$14,500	$ 36,250	$ 54,390	−	−	−	571	−	−	$16,530

_____________________

(1)

Reflects the 2013 threshold, target and maximum awards available under the 2013 Executive Annual Incentive Plan, tied to achievement of a number of performance targets more fully described in the “Compensation Discussion and Analysis” section of this Proxy Statement. The actual bonus earned by each NEO is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The amounts reflected in the above table are estimated amounts at the time of grant.

(2)

Reflects the number of shares of restricted stock granted by Merchants during 2013 pursuant to the Amended and Restated 2008 Stock Incentive Plan. The restricted stock grants made on May 16, 2013 to each of the five officers vest on the third anniversary date of the grant.

Equity Awards

The following table sets forth outstanding equity awards to our NEOs at December 31, 2013. In addition, this table includes the number of shares remaining unexercised underlying both “exercisable” (i.e. vested) and “unexercisable” (i.e. unvested) stock options as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Grant Date	Vesting Date	Number of Shares of Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Michael R. Tuttle	7,175	—	—	$22.93	6/9/2018	5/19/2011	5/19/2014	3,750	$125,625
	7,590	—	—	$22.75	5/21/2019	5/17/2012	5/17/2015	2,115	$ 70,853
	12,255	—	—	$22.07	5/20/2020	5/16/2013	5/16/2016	2,366	$ 79,261
Janet P. Spitler	5,363	—	—	$22.93	6/9/2018	5/19/2011	5/19/2014	1,463	$ 49,011
	5,637	—	—	$22.75	5/21/2019	5/17/2012	5/17/2015	808	$ 27,068
	7,966	—	—	$22.07	5/20/2020	5/16/2013	5/16/2016	879	$ 29,447
Geoffrey R. Hesslink	10,000	—	—	$26.63	8/16/2016	5/19/2011	5/19/2014	1,575	$ 52,763
	5,363	—	—	$22.93	6/9/2018	5/17/2012	5/17/2015	1,386	$ 46,431
	5,637	—	—	$22.75	5/21/2019	5/16/2013	5/16/2016	1,219	$ 40,837
	8,578	—	—	$22.07	5/20/2020	—	—	—	—
Zoe P. Erdman	—	—	—	—	—	5/17/2012	5/17/2015	416	$ 13,936
	—	—	—	—	—	5/16/2013	5/16/2016	571	$ 19,129
Molly Dillon	4,232	—	—	$22.75	5/21/2019	5/19/2011	5/19/2014	1,350	$ 45,225
	7,794	—	—	$22.07	5/20/2020	5/17/2012	5/17/2015	698	$ 23,383
	—	—	—	—	—	5/16/2013	5/16/2016	811	$ 27,169

None of our current NEOs exercised stock options during 2013.

Retirement Benefits

Prior to January 1995, we maintained a noncontributory defined benefit plan covering all eligible employees. During 1995, this plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or increases in compensation will be taken into account in determining the benefit. The retirement benefits listed in the table below take into consideration the Social Security offset amount, which is based on the law in effect on January 1, 1994. The present value of accumulated benefit was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles in the United States for 2013.

PENSION BENEFITS

Name	Plan Name	Number of Service Years Credited	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Janet P. Spitler	The Merchants Bank Pension Plan	4	$17,173	—
Michael R. Tuttle	The Merchants Bank Pension Plan	4	$36,446	—

Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefits payable at age 65 for Mr. Tuttle and Ms. Spitler under the plan are approximately $4,000 and $2,000, respectively. Mr. Tuttle is the only NEO currently eligible for early retirement. Participants are eligible for early retirement upon obtaining age 55 and completing 10 years of vesting service.

Potential Payments Upon Termination or Change in Control

The following table summarizes payments and benefits that would be payable to each of the NEOs in the event of their termination of employment or upon the occurrence of a change in control combined with a termination of employment. For purposes of this table, the effective date of termination is assumed to be December 31, 2013. The closing market price of our common stock on December 31, 2013 was $33.50.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Form of Compensation	Discharge without cause or Resignation with Good Reason	Discharge With Cause	Death or Disability	No Discharge - Change in Control Related	Discharge without Cause or Resignation with Good Reason - Change in Control Related

Michael R. Tuttle
Cash Severance	$ 975,000	$ —	$ —	$ —	$ 945,000
Accelerated vesting of equity awards (1)	—	—	—	415,813	415,813
Total	$ 975,000	$ —	$ —	$ 415,813	$ 1,360,813

Janet P. Spitler
Cash Severance	$ 400,000	$ —	$ —	$ —	$ 390,000
Accelerated vesting of equity awards (1)	—	—	—	196,576	196,576
Total	$ 400,000	$ —	$ —	$ 196,576	$ 586,576

Geoffrey R. Hesslink
Cash Severance	$ 440,000	$ —	$ —	$ —	$ 420,000
Accelerated vesting of equity awards (1)	—	—	—	238,077	238,077
Total	$ 440,000	$ —	$ —	$ 238,077	$ 658,077

Zoe P. Erdman
Cash Severance	$ 290,000	$ —	$ —	$ —	$ 250,000
Accelerated vesting of equity awards (1)	—	—	—	33,065	33,065
Total	$ 290,000	$ —	$ —	$ 33,065	$ 283,065

Molly Dillon
Cash Severance	$ 360,000	$ —	$ —	$ —	$ 340,000
Accelerated vesting of equity awards (1)	—	—	—	184,862	184,862
Total	$ 360,000	$ —	$ —	$ 184,862	$ 524,862

_____________________

(1)

Options and restricted stock awards become fully vested upon a change in control

“Good reason” means, among other things, a material diminution of responsibility or salary; a change in location of more than 50 miles from the executive’s current location; or the inability of Merchants to perform its obligations under the agreement. “Cause” means, among other things, illegal acts, gross misconduct or the executive’s failure to perform in any material respect their obligations under this agreement.

Related Party Transactions

Certain of our directors and executive officers, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2013 were, also customers of Merchants Bank in the ordinary course of business. As permitted by applicable law, these persons may have had loans outstanding during 2013, and it is anticipated that these persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank’s Board of Directors. At December 31, 2013, these loans totaled approximately $2.41 million (2.0% of total shareholders’ equity). None of these loans to directors, executive officers, or their associates are nonperforming.

We have established guidelines for review of third party contracted services, which are reviewed annually by the Audit Committee. Our officers are assigned responsibility for review of service levels of outsourced technology service providers and vendors that pose the highest risk exposure within the guidelines established by the Federal Financial Institutions Examination Council (“FFIEC”). New service relationships considered for engagement with our insiders of Merchants Bank (defined by the FFIEC as individuals, their direct family members and business associates who are executive officers or directors of us and/or Merchants Bank) must be bid by at least one other service provider. Merchants Bank’s board of directors may require a third party analysis or review to substantiate the results of a new service contract with an insider.

Renewals of existing contracts with insiders of Merchants or Merchants Bank do not require re-bidding or a third party analysis. However, the CEO or the board of directors of Merchants Bank may require either or both prior to reviewing a recommendation for a contract renewal.

We obtained legal services during 2013 from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Mr. Furlong is a member of our Board of Directors and is the Chairman of Merchants Bank’s board of directors. We paid fees totaling approximately $62,000 to Mr. Furlong’s firm in 2013.

During 2013, we purchased copier equipment and supplies from SymQuest Group, Inc. totaling approximately $40,000. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of our Board of Directors and the board of directors of Merchants Bank.

We obtained insurance during 2013 through an insurance agency, of which Scott F. Boardman, a member of our board of Directors and the board of directors of Merchants Bank, is president. In 2013, commissions paid to this insurance agency totaled approximately $28,000.

These transactions were approved pursuant to the policies and procedures set forth above. In the opinion of our management, the terms of these transactions were no less favorable to us than those we could have obtained from an unrelated party providing comparable premises or services.

Compensation Committee Interlocks and Insider Participation

Jeffrey L. Davis, Lorilee A. Lawton, Peter A. Bouyea, Robert A. Skiff, Karen J. Danaher, Janette Bombardier, and Raymond C. Pecor III, served as members of the Compensation Committee during the year ended December 31, 2013. None of the members of the Compensation Committee have ever been an employee of the Company or any of its subsidiaries.

The following table sets forth, as of March 17, 2014, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock; (ii) each of our directors, director nominees and the NEO’s; and (iii) all executive officers and directors as a group.

The number of shares beneficially owned by each 5% shareholder, director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after March 17, 2014 through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (3)(4)		Percentage of Common Stock Beneficially Owned (2)

5% Shareholders
Charles A. Davis	421,696	(5)	7%
Stone Point Capital LLC
20 Horseneck Lane
Greenwich, CT 06830

BlackRock, Inc.	422,396	(6)	7%
40 East 52nd Street
New York, NY 10022

Ameriprise Financial, Inc.	313,033	(7)	5%
Columbia Management Investment Advisers, LLC
145 Ameriprise Financial Center
Minneapolis, MN 02110

Directors, Director Nominees and Executive Officers
Scott F. Boardman	17,414	(8)	*
Janette K. Bombardier	650		*
Peter A. Bouyea	94,489	(9)	1%
Karen J. Danaher	4,280		*
Jeffrey L. Davis	29,581	(10)	*
Molly Dillon	15,885		*
Zoe P. Erdman	6,182		*
Michael G. Furlong	7,185		*
Geoffrey R. Hesslink	54,617		1%
John A. Kane	5,254	(11)	*
Lorilee A. Lawton	8,988		*
Bruce M. Lisman	6,030		*
Raymond C. Pecor, Jr.	263,886	(12)	4%
Raymond C. Pecor III	12,781	(13)	*
Patrick S. Robins	87,136		1%
Robert A. Skiff	14,342	(14)	*
Janet P. Spitler	35,454		1%
Michael R. Tuttle	85,601		1%
Directors and Executive Officers as a Group (eighteen persons)	749,755		12%

_____________________

*

Shareholdings represent less than 1.0% of class.

(footnotes continued on following page)

NOTES:

(1)

The address for all executive officers and directors is c/o Merchants Bancshares, Inc., 275 Kennedy Drive, South Burlington, Vermont 05403.

(2)

The total number of shares outstanding used in calculating this percentage assumes the exercise of all options to acquire shares of common stock that are exercisable on or within 60 days after March 17, 2014 held by the beneficial owner and that no options held by other beneficial owners are exercised. Shares outstanding as of March 17, 2014 include 294,672 deferred shares held in various trusts related to our former and current deferred compensation plans for directors and executive salary continuation plan. See Note 4. Merchants has the authority to vote these deferred shares.

(3)

Includes the following number of shares of common stock issuable upon the exercise of outstanding stock options which were exercisable within 60 days after March 17, 2014 as follows:

Directors and Executive Officers	Vested Options

Mr. Tuttle	27,020
Ms. Spitler	18,966
Mr. Hesslink	29,578
Ms. Dillon	12,026

Also includes unvested restricted stock awards of 19,407 shares made to each of the following executive officers under the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan. Each recipient of a restricted share award has sole voting power, but no investment power, over the common stock covered by the award. The restricted stock will vest on the third anniversary of the date of the grant, with accelerated vesting upon death, disability, retirement or change in control.

Directors and Executive Officers	Restricted Stock (Unvested)

Mr. Tuttle	8,231
Ms. Spitler	3,150
Mr. Hesslink	4,180
Ms. Erdman	987
Ms. Dillon	2,859

(4)

Does not include the following number of shares of common stock which certain directors and executive officers have the right to receive on a deferred basis pursuant to our prior and current deferred compensation plans for directors and executive salary continuation plan:

Directors and Executive Officers	Deferred Shares

Mr. Boardman	13,599
Ms. Bombardier	811
Mr. Bouyea	37,892
Mr. J. Davis	46,869
Mr. Furlong	10,087
Mr. Kane	6,726
Ms. Lawton	25,702
Mr. Lisman	12,477
Mr. Pecor, Jr.	23,266
Mr. Pecor III	4,498
Mr. Robins	14,959
Dr. Skiff	22,650

The individuals named above do not have the power to vote or dispose of these deferred shares. Merchants has the authority to vote these deferred shares.

(5)

Until February 21, 2008, Mr. C. Davis was a member of our Board of Directors.

(6)

Information has been obtained from Schedule 13G/A, filed January 17, 2014 with the SEC by BlackRock, Inc. BlackRock Inc. has sole voting power over 397,014 shares and sole dispositive power over 422,396 shares.

(footnotes continued on following page)

(7)

Information has been obtained from Schedule 13G/A, filed February 12, 2014 with the SEC by Ameriprise Financial, Inc. Ameriprise Financial, Inc. and Columbia Management Investment Advisors have shared voting power and shared dispositive power over 313,033 shares.

(8)

Includes 17,399 shares owned by Mr. Boardman’s spouse.

(9)

Includes 1,400 shares owned by Mr. Bouyea’s spouse, and 3,000 shares owned by Mr. Bouyea’s daughter for which Mr. Bouyea may be deemed to have investment and voting control; Mr. Bouyea disclaims beneficial ownership of these shares.

(10)

Includes 6,527 shares held in trust for Mr. J. Davis’ children, 650 shares held directly by Mr. J. Davis’ minor children and 1,260 shares held directly by Mr. J. Davis’ spouse. Also includes 595 shares held by a family trust, of which Mr. J. Davis is trustee. Mr. J. Davis disclaims beneficial ownership of these shares.

(11)

Includes 1,200 shares held in trust for Mr. Kane’s children for which Mr. Kane’s wife is trustee. Mr. Kane disclaims beneficial ownership of the shares held in these trusts.

(12)

Includes 15,000 shares held in the Pecor Family Foundation and 19,500 shares held by Mr. Pecor, Jr.’s spouse.

(13)

Includes 5,821 shares held in trust for Mr. Pecor III’s niece and nephew, for which Mr. Pecor III is trustee. Mr. Pecor III disclaims beneficial ownership of shares held in these trusts.

(14)

Includes 3,750 shares held by Dr. Skiff’s wife.

______________________________

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Forms 4 and 5) with respect to our common stock with the SEC. Executive officers, directors and 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports furnished to us with respect to 2013, all Section 16(a) filing requirements applicable to our executive officers and directors during 2013 were met, with the exception of Ms. Bombardier, who did not timely file one Form 4 with respect to one transaction on September 16, 2013.

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF

MERCHANTS’ NAMED EXECUTIVE OFFICERS

(Proposal Number 2)

As required by Section 14A of the Exchange Act, the Board of Directors is submitting for shareholder approval, on an advisory basis, the compensation paid to our NEOs as described in this Proxy Statement pursuant to Item 402 of Regulation S-K. As previously disclosed by us, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such shareholder advisory vote will occur at the 2015 Annual Meeting of Shareholders.

The resolution that is the subject of this proposal is a non-binding advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether or not it is approved and may not be construed as overruling a decision by Merchants or the Board of Directors or to create or imply any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution primarily relates to compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions. However, the Compensation Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our NEOs.

Merchants’ compensation program is designed to attract, motivate and retain our NEOs, who are critical to our success, by offering a combination of base salary and annual and long-term incentives that are closely aligned to the annual and long-term performance objectives of Merchants. Please see “Compensation Discussion and Analysis” beginning on page 14 for additional information about our executive compensation programs.

We believe that the effectiveness of our compensation programs is demonstrated by the accomplishments of management over the last fiscal year. Merchants’ reported strong profits for 2013 and its returns were at the top of its peer group.

We are asking you to consider the following resolution:

RESOLVED, that the compensation of Merchants’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, be approved.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the non-binding resolution to approve the compensation of Merchants’ named executive officers.

RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

(Proposal Number 3)

Our Board of Directors voted at their meeting on February 20, 2014 to approve Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2014.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2014.

Relationship with Independent Registered Public Accounting firm

The Audit Committee has selected the firm of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2014. We have been advised by Crowe Horwath LLP and by the directors themselves that neither it nor any of its members or associates has any relationship with us or our subsidiaries, other than as independent auditors.

Representatives of Crowe Horwath LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Fees

The following tables present fees for professional audit services rendered by Crowe Horwath and KPMG LLP for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 and fees billed for other services provided by Crowe Horwath and KPMG LLP during 2013 and 2012, respectively.

Fees paid to Crowe Horwath	2012

Audit Fees (1)	$192,645

Fees paid to KPMG (3)	2012

Audit Fees (1)	$259,900
Tax Fees (2)	36,500
Total Fees	$296,400

_____________________

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports and services that are normally provided by Crowe Horwath and KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

Tax fees consisted of fees for tax consultation and preparation compliance services.

(3)

During 2013 we paid KPMG an additional $23,287 related to transition of audit services to Crowe Horwath.

Crowe Horwath did not render any professional services to us in connection with the design or implementation of financial information systems during the year ended December 31, 2013.

The Audit Committee has received the written disclosures and the letter from Crowe Horwath by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2013 with our management.

The Audit Committee has discussed with Crowe Horwath, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on the review and discussions with management and Crowe Horwath described above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and for filing with the SEC.

Submitted by the Audit Committee

Karen J. Danaher, Chair

Jeffrey L. Davis

Jack A. Kane

Lorilee A. Lawton

Bruce M. Lisman

Other Matters

We know of no additional matters which are likely to be presented for action at the annual meeting other than the proposals specifically set forth in the notice and referred to in this proxy statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2015 Annual Meeting of Shareholders

Shareholders who desire to submit proposals for the consideration of our shareholders at our 2015 annual meeting of shareholders will be required, pursuant to SEC rules, to deliver any proposal to be included in the proxy statement and form of proxy for the 2015 annual meeting to Merchants on or prior to December 2, 2014. Please forward any shareholder proposals to our Corporate Secretary at the address indicated below.

A shareholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in our proxy statement described above, must provide notice of such proposal to our Secretary at our principal executive offices not earlier than January 15, 2014 and not later than February 14, 2015.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2013, which includes audited financial statements, has been made to all shareholders with this proxy statement and has been filed with the SEC. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material. Additional copies of the Annual Report on Form 10-K may be obtained by shareholders without charge on written request to our corporate secretary, Margaret Bouffard, at Merchants Bank, 275 Kennedy Drive, South Burlington, Vermont 05403. The Annual Report on Form 10-K may also be obtained from our webpage at www.mbvt.com.

By Order of the Board of Directors,

Margaret Bouffard Corporate Secretary Merchants Bancshares, Inc. 275 Kennedy Drive South Burlington, VT 05403

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

May 15, 2014

10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center

Lakeside Hall

Burlington, VT 05401

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there,

click on "Investor Relations," then “SEC Filings” and "Proxy Materials/Annual Reports."

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20333000000000000000 6	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE NON-BINDING RESOLUTION TO
APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS
MERCHANTS’ REGISTERED PUBLIC ACCOUNTANTS FOR 2014.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term.					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Lorilee A. Lawton O Michael R. Tuttle	Three year term Three year term Three year term	2. To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 15, 2014

The undersigned hereby appoints Justina M. McConnell and Kathryn E. Towle, and each of them, proxies, with full power of substitution, to represent and to vote all the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of business on March 17, 2014 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 15, 2014 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, FOR the ratification of Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement. This proxy may be revoked at any time.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k

May 15, 2014

10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center

Lakeside Hall

Burlington, VT 05401

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there,

click on "Investor Relations," then “SEC Filings” and "Proxy Materials/Annual Reports."

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20333000000000000000 6	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE NON-BINDING RESOLUTION TO
APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS
MERCHANTS’ REGISTERED PUBLIC ACCOUNTANTS FOR 2014.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term.					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Lorilee A. Lawton O Michael R. Tuttle	Three year term Three year term Three year term	2. To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 15, 2014

The undersigned hereby appoints Justina M. McConnell and Kathryn E. Towle, and each of them, proxies, with full power of substitution, to represent and to vote all the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of business on March 17, 2014 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 15, 2014 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, FOR the ratification of Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement. This proxy may be revoked at any time.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
May 15, 2014

10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center

Lakeside Hall

Burlington, VT 05401

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there, click on "Investor Relations," then “SEC Filings” and
"Proxy Materials/Annual Reports."

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

■	20333000000000000000 6	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE NON-BINDING RESOLUTION TO
APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS
MERCHANTS’ REGISTERED PUBLIC ACCOUNTANTS FOR 2014.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term.					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Lorilee A. Lawton O Michael R. Tuttle	Three year term Three year term Three year term	2. To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MERCHANTS BANCSHARES, INC.
To Be Held On:

May 15, 2014 at 10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center, Lakeside Hall

Burlington, VT 05401

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/5/2014.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there, click on "Investor Relations," then "SEC Filings" and "Proxy Materials /Annual Reports."

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect three directors, each of whom will serve for a three-year term.

2.

To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.

3.

To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

NOMINEES: Michael G. Furlong Three year term Lorilee A. Lawton Three year term Michael R. Tuttle Three year term

These items are more fully described in the proxy statement. The record date for the Annual meeting is March 17, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
401-k

May 15, 2014

10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center

Lakeside Hall

Burlington, VT 05401

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there, click on "Investor Relations," then “SEC Filings” and
"Proxy Materials/Annual Reports."

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

■	20333000000000000000 6	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE NON-BINDING RESOLUTION TO
APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS
MERCHANTS’ REGISTERED PUBLIC ACCOUNTANTS FOR 2014.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term.					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Lorilee A. Lawton O Michael R. Tuttle	Three year term Three year term Three year term	2. To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MERCHANTS BANCSHARES, INC.
To Be Held On:

May 15, 2014 at 10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center, Lakeside Hall

Burlington, VT 05401

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/5/2014.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there, click on "Investor Relations," then "SEC Filings" and "Proxy Materials /Annual Reports."

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect three directors, each of whom will serve for a three-year term.

2.

To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.

3.

To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

NOMINEES: Michael G. Furlong Three year term Lorilee A. Lawton Three year term Michael R. Tuttle Three year term

These items are more fully described in the proxy statement. The record date for the Annual meeting is March 17, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k

May 15, 2014

10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center

Lakeside Hall

Burlington, VT 05401

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there,

click on "Investor Relations," then “SEC Filings” and "Proxy Materials/Annual Reports."

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20333000000000000000 6	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE NON-BINDING RESOLUTION TO
APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS
MERCHANTS’ REGISTERED PUBLIC ACCOUNTANTS FOR 2014.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term.					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Lorilee A. Lawton O Michael R. Tuttle	Three year term Three year term Three year term	2. To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
401-k

May 15, 2014

10:00 a.m. E.T.

The ECHO Lake Aquarium and Science Center

Lakeside Hall

Burlington, VT 05401

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mbvt.com. From there, click on "Investor Relations," then “SEC Filings” and
"Proxy Materials/Annual Reports."

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

■	20333000000000000000 6	051514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE NON-BINDING RESOLUTION TO
APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS
MERCHANTS’ REGISTERED PUBLIC ACCOUNTANTS FOR 2014.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term.					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Lorilee A. Lawton O Michael R. Tuttle	Three year term Three year term Three year term	2. To consider a non-binding resolution to approve the Compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. To ratify Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 15, 2014

The undersigned hereby appoints Justina M. McConnell and Kathryn E. Towle, and each of them, proxies, with full power of substitution, to represent and to vote all the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of business on March 17, 2014 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 15, 2014 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, FOR the ratification of Crowe Horwath LLP as Merchants’ registered public accounting firm for 2014, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement. This proxy may be revoked at any time.

COMMENTS:

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